                                                                    EXHIBIT 10.4

                                  LEASE SUMMARY


Title of Lease:       Building Lease Agreement

Date of Lease:        April 26, 1995, Amended, August 28, 1996

Lessor:               Beijing Chao Yi Trade and Development Company

Lessee:               Beijing Brighton Staq Electronic System Co. Ltd.

Property or Suite Leased:  15A Guang Hua Road, Ritan Office Building, Room 888,
                           Chao Yang District, Beijing, China

Term:          May 15, 1995 - April 30, 1999

Termination Rights:   3 months written notice by either party

Renewal Options:  3 months notice prior to the end of lease

Rent:   Paid every six months at the following rates:


               May 1, 1997 - October 30, 1997      U.S. $62,024.13
               November 1, 1997 - April 30, 1998   U.S. $62,024.13
               May 1, 1998 - October 30, 1998      U.S. $64,628.78
               November 1, 1998 - April 30, 1999   U.S. $64,628.78

Assignment:    Not permitted

Governing Jurisdiction: China